UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
Multi-Cap Growth Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective
Long-term capital appreciation

Net asset value June 30, 2011

Class IA: $21.87		Class IB: $21.54

Total return at net asset value
			Russell 3000
(as of 6/30/11)‡	Class IA shares*	Class IB shares†	Growth Index

6 months	6.19%	6.10%	6.98%

1 year	37.45	37.17	35.68

5 years	19.17	17.73	29.84
Annualized	3.57	3.32	5.36

10 years	15.27	12.44	27.08
Annualized	1.43	1.18	2.43

Life	212.75	201.81	252.42
Annualized	6.87	6.65	7.61

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 1994.

† Class inception date: April 30, 1998.

‡ Performance benefited from receipt of an Enron class action settlement pertaining to investments made prior to 2002.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Multi-Cap Growth Fund	1

Report from your fund’s manager

How was the environment for stock investing over the past six months?

We entered 2011 on a strong note, but the environment quickly grew turbulent. Stocks struggled, but stayed resilient through a series of events, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues. The final two months of the period were among the most volatile, as stocks suffered a six-week decline, followed by a dramatic recovery in late June.

How did you position the fund through these challenges?

I continued to believe that underneath all the turmoil, there is a recovery under way, and my strategy was to position the fund accordingly. We expected that the economic data would be choppy, and that markets could be volatile as a result. We maintained our focus on long-term trends and favored sectors that tend to do well in a recovering economy, and this strategy proved beneficial.

Within the fund’s portfolio, what strategies or stocks had a positive impact on returns for the period?

One of the top-performing stocks for the fund was that of Polycom, a company that specializes in video conferencing, which allows people to meet face-to-face from different physical locations worldwide. Polycom has benefited from increasing demand for advanced technology that can boost productivity for businesses and reduce costs — such as the expense of employee travel for meetings. Another benefit for Polycom is that it has few major competitors, allowing it to take advantage of the still-growing demand for its products and services.

We continued to be pleased with the performance of Priceline.com, an online travel booking company. Hotels and airlines make their services accessible through the Priceline.com website, providing a convenient way for travelers to make plans via the Internet. The company has benefited particularly from its business with European hotels, which tend to have fragmented booking systems. The Priceline.com site serves as a convenient and efficient distribution arm for these hotels, especially the smaller ones. This stock also benefits from what we believe is a powerful and sustainable long-term trend — the use of the Internet to research, plan, and book travel.

What are some stocks or strategies that held back performance?

The stock of Marvell Technology, a semiconductor company, was an underperformer for the period. The primary issue with this stock has been Marvell’s exposure to Research in Motion (RIM), the company that makes BlackBerry devices. Marvell produces chips that go into these devices, and RIM has been losing market share to competitors at a rapid pace. This was a considerable negative surprise for investors and was a drag on Marvell’s stock price for the period. We continue to hold this stock in the portfolio because we believe other segments of Marvell’s business continue to offer long-term growth potential. For example, Marvell produces chips for video game consoles, networking equipment, and other devices that access WiFi networks.

Another detractor for the fund was computer hardware company Hewlett-Packard. The stock has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. The fund still held Hewlett-Packard at the close of the period because we believe it continues to offer long-term appreciation potential.

As we enter the second half of the fund’s fiscal year, what is your outlook?

At period-end, many concerns weighed on investors’ minds. There are worries about the U.S. budget deficit, a still-high unemployment rate, and the potential for sovereign debt issues in Europe to create anxiety in financial markets worldwide. At the same time, I believe today’s market offers many attractive opportunities.

In addition, the corporate earnings picture still appears positive. Earnings have been consistently better than investors expected, businesses continue to focus on costs, productivity growth has been solid, and revenues have improved.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Robert M. Brookby joined Putnam in 2008 and has been in the investment industry since 1999.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT Multi-Cap Growth Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.63	$4.91	$3.56	$4.81

Ending value
(after expenses)	$1,061.90	$1,061.00	$1,021.27	$1,020.03

Annualized
expense ratio	0.71%	0.96%	0.71%	0.96%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Multi-Cap Growth Fund	3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (99.7%)*	Shares	Value

Aerospace and defense (4.7%)
Goodrich Corp.	62,600	$5,978,300

Honeywell International, Inc.	72,700	4,332,193

MTU Aero Engines Holding AG (Germany)	35,338	2,826,198

Northrop Grumman Corp.	35,200	2,441,120

Precision Castparts Corp.	62,012	10,210,276

TransDigm Group, Inc. †	42,000	3,829,980

United Technologies Corp.	74,800	6,620,548

		36,238,615
Air freight and logistics (0.6%)
United Parcel Service, Inc. Class B	66,300	4,835,259

		4,835,259
Airlines (0.4%)
Delta Air Lines, Inc. †	337,300	3,093,041

		3,093,041
Auto components (1.2%)
Autoliv, Inc. (Sweden) S	44,000	3,451,800

Lear Corp.	101,400	5,422,872

		8,874,672
Automobiles (0.5%)
Ford Motor Co. †	297,000	4,095,630

		4,095,630
Beverages (1.3%)
Coca-Cola Co. (The)	48,900	3,290,481

Coca-Cola Enterprises, Inc.	219,600	6,407,928

		9,698,409
Biotechnology (2.3%)
Alexion Pharmaceuticals, Inc. †	56,000	2,633,680

Amarin Corp. PLC ADR (United Kingdom) † S	63,300	915,951

Amylin Pharmaceuticals, Inc. † S	70,600	943,216

BioMarin Pharmaceuticals, Inc. † S	88,600	2,410,806

Celgene Corp. †	61,400	3,703,648

Cubist Pharmaceuticals, Inc. †	38,404	1,382,160

Dendreon Corp. † S	90,436	3,566,796

Human Genome Sciences, Inc. † S	100,404	2,463,914

		18,020,171
Building products (0.1%)
Owens Corning, Inc. †	21,800	814,230

		814,230
Capital markets (1.3%)
Apollo Global Management, LLC. Class A S	69,327	1,192,424

Goldman Sachs Group, Inc. (The)	11,600	1,543,844

Invesco, Ltd.	128,300	3,002,220

State Street Corp.	93,400	4,211,406

		9,949,894
Chemicals (4.7%)
Agrium, Inc. (Canada)	38,569	3,384,815

Albemarle Corp.	64,700	4,477,240

Celanese Corp. Ser. A	163,567	8,719,757

CF Industries Holdings, Inc.	10,200	1,445,034

Cytec Industries, Inc. S	42,700	2,442,013

Huabao International Holdings, Ltd. (China)	971,000	884,027

Huntsman Corp.	271,900	5,125,315

LyondellBasell Industries NV Class A (Netherlands)	152,241	5,864,323

Monsanto Co.	56,800	4,120,272

		36,462,796
Commercial banks (0.8%)
PNC Financial Services Group, Inc.	68,100	4,059,441

SVB Financial Group † S	36,400	2,173,444

		6,232,885

COMMON STOCKS (99.7%)* cont.	Shares	Value

Communications equipment (5.0%)
ADTRAN, Inc. S	143,200	$5,543,272

Aruba Networks, Inc. † S	78,800	2,328,540

Cisco Systems, Inc.	257,319	4,016,750

Juniper Networks, Inc. †	55,295	1,741,793

Polycom, Inc. †	142,059	9,134,394

Qualcomm, Inc.	248,200	14,095,273

RADWARE, Ltd. (Israel) †	47,000	1,637,480

		38,497,502
Computers and peripherals (7.3%)
Apple, Inc. †	99,577	33,425,012

EMC Corp. †	211,900	5,837,845

Hewlett-Packard Co.	265,267	9,655,719

SanDisk Corp. †	174,311	7,233,907

		56,152,483
Consumer finance (0.2%)
Green Dot Corp. Class A † S	37,889	1,287,468

		1,287,468
Diversified financial services (1.4%)
CME Group, Inc.	17,900	5,219,461

IntercontinentalExchange, Inc. † S	23,500	2,930,685

JPMorgan Chase & Co.	73,100	2,992,714

		11,142,860
Diversified telecommunication services (0.2%)
Iridium Communications, Inc. † S	217,572	1,881,998

		1,881,998
Electrical equipment (1.0%)
Cooper Industries PLC	56,000	3,341,520

GrafTech International, Ltd. † S	204,900	4,153,323

		7,494,843
Electronic equipment, instruments, and components (0.6%)
TE Connectivity, Ltd. (Switzerland)	82,600	3,036,376

Trimble Navigation, Ltd. †	45,300	1,795,692

		4,832,068
Energy equipment and services (3.8%)
Dril-Quip, Inc. † S	29,365	1,991,828

National Oilwell Varco, Inc.	116,300	9,095,823

Oil States International, Inc. † S	74,119	5,922,849

Schlumberger, Ltd.	111,600	9,642,240

Technip SA (France)	25,909	2,781,237

		29,433,977
Food and staples retail (0.4%)
Costco Wholesale Corp. S	39,100	3,176,484

		3,176,484
Food products (0.4%)
Corn Products International, Inc.	19,400	1,072,432

Mead Johnson Nutrition Co. Class A	34,500	2,330,475

		3,402,907
Health-care equipment and supplies (3.3%)
Baxter International, Inc.	172,376	10,289,123

Covidien PLC (Ireland)	157,100	8,362,433

OraSure Technologies, Inc. † S	101,708	867,569

St. Jude Medical, Inc.	84,450	4,026,576

Stryker Corp.	35,900	2,106,971

		25,652,672
Health-care providers and services (4.5%)
Aetna, Inc.	216,600	9,549,894

CIGNA Corp.	114,900	5,909,307

Express Scripts, Inc. †	108,400	5,851,432

Lincare Holdings, Inc. S	117,050	3,426,054

McKesson Corp.	38,600	3,228,890

Quest Diagnostics, Inc.	113,627	6,715,356

		34,680,933

4	Putnam VT Multi-Cap Growth Fund

COMMON STOCKS (99.7%)* cont.	Shares	Value

Health-care technology (0.6%)
Cerner Corp. † S	25,200	$1,539,972

SXC Health Solutions Corp. (Canada) †	51,100	3,010,812

		4,550,784
Hotels, restaurants, and leisure (1.9%)
Carnival Corp.	103,000	3,875,890

Las Vegas Sands Corp. †	104,992	4,431,712

Starbucks Corp.	111,800	4,414,982

Wyndham Worldwide Corp.	66,233	2,228,740

		14,951,324
Household durables (0.7%)
Fortune Brands, Inc.	39,914	2,545,316

Newell Rubbermaid, Inc.	159,100	2,510,598

		5,055,914
Household products (1.0%)
Colgate-Palmolive Co.	45,500	3,977,155

Procter & Gamble Co. (The)	63,400	4,030,338

		8,007,493
Independent power producers and energy traders (0.7%)
AES Corp. (The) †	452,600	5,766,124

		5,766,124
Industrial conglomerates (0.6%)
General Electric Co.	140,100	2,642,286

Tyco International, Ltd.	42,700	2,110,661

		4,752,947
Insurance (1.9%)
Aflac, Inc.	82,500	3,851,100

AON Corp.	75,800	3,888,540

Assured Guaranty, Ltd. (Bermuda)	52,800	861,168

Hartford Financial Services Group, Inc. (The)	236,000	6,223,320

		14,824,128
Internet and catalog retail (2.5%)
Amazon.com, Inc. † S	52,300	10,694,827

Priceline.com, Inc. †	16,385	8,387,973

		19,082,800
Internet software and services (2.8%)
Baidu, Inc. ADR (China) † S	33,557	4,702,342

Google, Inc. Class A †	26,436	13,386,662

VeriSign, Inc.	49,000	1,639,540

WebMD Health Corp. † S	47,500	2,165,050

		21,893,594
IT Services (2.2%)
Accenture PLC Class A	46,900	2,833,698

Cognizant Technology Solutions Corp. †	56,300	4,129,042

Mastercard, Inc. Class A	18,600	5,604,924

Unisys Corp. †	64,680	1,662,276

Western Union Co. (The) S	146,500	2,934,395

		17,164,335
Leisure equipment and products (0.6%)
Hasbro, Inc.	107,900	4,740,047

		4,740,047
Life sciences tools and services (2.8%)
Agilent Technologies, Inc. †	95,200	4,865,672

Bruker Corp. †	210,790	4,291,684

Thermo Fisher Scientific, Inc. †	194,800	12,543,172

		21,700,528
Machinery (5.1%)
AGCO Corp. †	75,400	3,721,744

Cummins, Inc.	50,800	5,257,292

Eaton Corp.	125,366	6,450,081

Ingersoll-Rand PLC	150,900	6,852,369

Lincoln Electric Holdings, Inc.	69,472	2,490,571

Parker Hannifin Corp.	108,434	9,730,867

Timken Co.	98,897	4,984,409

		39,487,333

COMMON STOCKS (99.7%)* cont.	Shares	Value

Media (2.7%)
DIRECTV Class A †	71,900	$3,653,958

Interpublic Group of Companies, Inc. (The)	564,200	7,052,500

Time Warner, Inc.	149,200	5,426,404

Walt Disney Co. (The)	113,600	4,434,944

		20,567,806
Metals and mining (2.0%)
Carpenter Technology Corp. S	22,800	1,315,104

Cliffs Natural Resources, Inc. S	43,387	4,011,128

Freeport-McMoRan Copper & Gold, Inc. Class B	87,300	4,618,170

Teck Resources Limited Class B (Canada)	60,000	3,044,400

Walter Energy, Inc.	19,675	2,278,365

		15,267,167
Multiline retail (1.4%)
Kohl’s Corp.	130,400	6,521,304

Nordstrom, Inc.	94,552	4,438,271

		10,959,575
Office electronics (0.3%)
Xerox Corp.	224,282	2,334,776

		2,334,776
Oil, gas, and consumable fuels (4.8%)
Alpha Natural Resources, Inc. †	131,000	5,952,640

Anadarko Petroleum Corp.	38,900	2,985,964

Brigham Exploration Co. †	97,683	2,923,652

CONSOL Energy, Inc.	22,700	1,100,496

Kosmos Energy, Ltd. † S	139,000	2,360,220

Linn Energy, LLC (Units)	126,583	4,945,598

Noble Energy, Inc.	64,600	5,790,098

Occidental Petroleum Corp.	82,600	8,593,704

QEP Resources, Inc.	49,300	2,062,219

Solazyme, Inc. †	28,896	663,741

		37,378,332
Personal products (0.4%)
Estee Lauder Cos., Inc. (The) Class A	32,800	3,450,232

		3,450,232
Pharmaceuticals (0.7%)
Elan Corp. PLC ADR (Ireland) †	251,086	2,854,848

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	52,300	2,521,906

		5,376,754
Real estate management and development (1.1%)
BR Malls Participacoes SA (Brazil)	151,327	1,730,476

CB Richard Ellis Group, Inc. Class A †	274,900	6,902,739

		8,633,215
Road and rail (1.3%)
Hertz Global Holdings, Inc. † S	73,900	1,173,532

Kansas City Southern †	81,641	4,843,761

Swift Transportation Co. † S	280,347	3,798,702

		9,815,995
Semiconductors and semiconductor equipment (3.3%)
Cymer, Inc. †	32,600	1,614,026

First Solar, Inc. † S	32,076	4,242,693

Intel Corp.	133,007	2,947,435

KLA-Tencor Corp.	79,900	3,234,352

Lam Research Corp. †	38,500	1,704,780

Marvell Technology Group, Ltd. †	269,800	3,983,597

Novellus Systems, Inc. † S	80,400	2,905,656

Texas Instruments, Inc.	156,100	5,124,763

		25,757,302
Software (6.5%)
Adobe Systems, Inc. †	97,300	3,060,085

BMC Software, Inc. †	132,800	7,264,160

Check Point Software Technologies, Ltd. (Israel) † S	72,800	4,138,680

Citrix Systems, Inc. †	24,857	1,988,560

Putnam VT Multi-Cap Growth Fund	5

COMMON STOCKS (99.7%)* cont.	Shares	Value

Software cont.
Informatica Corp. †	29,600	$1,729,528

Microsoft Corp.	113,167	2,942,342

Oracle Corp.	363,150	11,951,267

Red Hat, Inc. †	63,251	2,903,221

Salesforce.com, Inc. † S	51,504	7,673,066

Synchronoss Technologies, Inc. † S	47,900	1,519,867

Synopsys, Inc. †	71,600	1,840,836

VMware, Inc. Class A †	29,550	2,961,797

		49,973,409
Specialty retail (1.8%)
Bed Bath & Beyond, Inc. †	60,298	3,519,594

Dick’s Sporting Goods, Inc. †	63,900	2,456,955

Office Depot, Inc. †	136,100	574,342

Signet Jewelers, Ltd. (Bermuda) †	18,700	875,347

TJX Cos., Inc. (The)	48,902	2,568,822

Williams-Sonoma, Inc.	110,500	4,032,145

		14,027,205
Textiles, apparel, and luxury goods (1.5%)
Coach, Inc.	42,300	2,704,239

Hanesbrands, Inc. † S	87,100	2,486,705

Iconix Brand Group, Inc. †	169,000	4,089,800

Steven Madden, Ltd. † S	69,386	2,602,669

		11,883,413
Tobacco (1.2%)
Philip Morris International, Inc.	134,140	8,956,528

		8,956,528
Trading companies and distributors (0.3%)
United Rentals, Inc. † S	66,100	1,678,940

WESCO International, Inc. † S	16,302	881,775

		2,560,715
Wireless telecommunication services (1.0%)
American Tower Corp. Class A †	34,523	1,806,589

NII Holdings, Inc. †	131,400	5,568,732

		7,375,321

Total common stocks (cost $614,159,860)		$772,246,893

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Novellus Systems, Inc. 144A cv. sr. notes
2 5/8s, 2041	$553,000	$592,318

Total convertible bonds and notes (cost $553,000)		$592,318

PURCHASED OPTIONS		Expiration date/	Contract
OUTSTANDING (0.1%)*		strike price	amount	Value

Best Buy Co., Inc. (Call)		Jan-12/$35.00	193,972	$290,611

JPMorgan Chase & Co. (Call)		Jan-12/45.00	57,141	80,513

JPMorgan Chase & Co. (Call)		Jan-12/50.00	82,950	38,155

Total purchased options outstanding (cost $615,525)				$409,279

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	359,195	$248,204

Total warrants (cost $362,787)				$248,204

SHORT-TERM INVESTMENTS (10.1%)*		Principal amount/shares		Value

U.S. Treasury Bills for an effective yield
of 0.20%, October 20, 2011			$110,000	$109,932

Putnam Cash Collateral Pool, LLC 0.17% [d]			76,977,206	76,977,206

Putnam Money Market Liquidity Fund 0.04% [e]			1,291,523	1,291,523

Total short-term investments (cost $78,378,650)				$78,378,661

Total investments (cost $694,069,822)			$851,875,355

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $774,865,169.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $7,789,272 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $7,104,816) (Unaudited)							Unrealized
			Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency		type	date	Value	face value	(depreciation)

UBS AG

	Euro		Sell	8/17/11	$7,238,079	$7,104,816	$(133,263)

Total							$(133,263)

WRITTEN OPTIONS OUTSTANDING
at 6/30/11 (premiums received	Contract	Expiration date/
$91,167) (Unaudited)	amount	strike price	Value

Best Buy Co., Inc. (Call)	193,972	Jan-12/$40.00	$96,714

Total			$96,714

6	Putnam VT Multi-Cap Growth Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/11 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap	Notional	premium	Termination	received (paid) by	received or	appreciation/
counterparty	amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
baskets	17,916	$—	9/26/11	(1 month USD-LIBOR-BBA	A basket (GSCBPBNK) of	$75,227
				plus 35 bp)	common stocks

Total						$75,227

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$114,238,386	$—	$—

Consumer staples	36,692,053	—	—

Energy	66,812,309	—	—

Financials	52,070,450	—	—

Health care	109,981,842	—	—

Industrials	109,092,978	—	—

Information technology	216,605,469	—	—

Materials	50,845,936	884,027	—

Telecommunication services	9,257,319	—	—

Utilities	5,766,124	—	—

Total common stocks	771,362,866	884,027	—

Convertible bonds and notes	—	592,318	—

Purchased options outstanding	—	409,279	—

Warrants	248,204	—	—

Short-term investments	1,291,523	77,087,138	—

Totals by level	$772,902,593	$78,972,762	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(133,263)	$—

Written options	—	(96,714)	—

Total return swap contracts	—	75,227	—

Totals by level	$—	$(154,750)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Growth Fund	7

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $75,909,859 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $615,801,093)	$773,606,626

Affiliated issuers (identified cost $78,268,729) (Notes 1 and 6)	78,268,729

Foreign currency (cost $15,325) (Note 1)	15,409

Dividends, interest and other receivables	655,023

Receivable for shares of the fund sold	608,106

Receivable for investments sold	922,656

Unrealized appreciation on swap contracts (Note 1)	75,227

Total assets	854,151,776

Liabilities

Payable to custodian	423,636

Payable for investments purchased	16,267

Payable for shares of the fund repurchased	612,495

Payable for compensation of Manager (Note 2)	348,228

Payable for investor servicing fees (Note 2)	43,791

Payable for custodian fees (Note 2)	25,650

Payable for Trustee compensation and expenses (Note 2)	434,560

Payable for administrative services (Note 2)	4,187

Payable for distribution fees (Note 2)	36,579

Unrealized depreciation on forward currency contracts (Note 1)	133,263

Written options outstanding, at value (premiums received $91,167)
(Notes 1 and 3)	96,714

Collateral on securities loaned, at value (Note 1)	76,977,206

Other accrued expenses	134,031

Total liabilities	79,286,607

Net assets	$774,865,169

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$968,835,312

Undistributed net investment income (Note 1)	1,169,027

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(352,881,285)

Net unrealized appreciation of investments and assets and liabilities in
foreign currencies	157,742,115

Total — Representing net assets applicable
to capital shares outstanding	$774,865,169

Computation of net asset value Class IA

Net assets	$592,410,504

Number of shares outstanding	27,081,998

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$21.87

Computation of net asset value Class IB

Net assets	$182,454,665

Number of shares outstanding	8,470,328

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$21.54

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $24,729)	$3,983,768

Interest (including interest income of $5,280 from investments in
affiliated issuers) (Note 6)	8,279

Securities lending (Note 1)	131,401

Total investment income	4,123,448

Expenses

Compensation of Manager (Note 2)	2,212,257

Investor servicing fees (Note 2)	403,167

Custodian fees (Note 2)	26,495

Trustee compensation and expenses (Note 2)	28,136

Administrative services (Note 2)	12,475

Distribution fees — Class IB (Note 2)	236,009

Other	142,516

Total expenses	3,061,055

Expense reduction (Note 2)	(45,439)

Net expenses	3,015,616

Net investment income	1,107,832

Net realized gain on investments (Notes 1 and 3)	41,716,702

Net realized loss on swap contracts (Note 1)	(7,552)

Net realized loss on futures contracts (Note 1)	(76,213)

Net realized loss on foreign currency transactions (Note 1)	(597,705)

Net realized loss on written options (Notes 1 and 3)	(57,403)

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(25,796)

Net unrealized appreciation of investments, swap contracts, and written
options during the period	5,974,907

Net gain on investments	46,926,940

Net increase in net assets resulting from operations	$48,034,772

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Multi-Cap Growth Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Increase (decrease) in net assets

Operations:

Net investment income	$1,107,832	$2,052,270

Net realized gain on investments and
foreign currency transactions	40,977,829	48,938,369

Net unrealized appreciation of
investments and assets and liabilities in
foreign currencies	5,949,111	73,985,180

Net increase in net assets resulting
from operations	48,034,772	124,975,819

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,245,328)	(2,803,102)

Class IB	(455,993)	(268,726)

Increase in capital from settlement
payments (Note 7)	2,853	—

Increase (decrease) from capital share
transactions (Notes 4 and 8)	(63,588,762)	98,938,233

Total increase (decrease) in net assets	(18,252,458)	220,842,224

Net assets:

Beginning of period	793,117,627	572,275,403

End of period (including undistributed
net investment income of $1,169,027 and
$2,762,516, respectively)	$774,865,169	$793,117,627

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Growth Fund	9

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$20.67	.04	1.24	1.28	(.08)	(.08)	—[e,i]	$21.87	6.19 *	$592,411	.35*	.17*	26*

12/31/10	17.34	.07	3.36	3.43	(.10)	(.10)	—	20.67	19.87	600,549.75		.38	86

12/31/09	13.19	.09	4.16	4.25	(.10)	(.10)	—	17.34	32.48	495,050	.81[f]	.62[f]	64

12/31/08	21.55	.08	(8.39)[g,h]	(8.31)	(.05)	(.05)	—	13.19	(38.62) [h]	442,197	.76[f]	.46[f]	79

12/31/07	20.36	.05	1.17	1.22	(.03)	(.03)	—	21.55	6.02	926,866	.72[f]	.24[f]	139

12/31/06	18.74	.03	1.62	1.65	(.03)	(.03)	—	20.36	8.82	1,145,101	.71[f]	.16[f]	84

Class IB

6/30/11†	$20.35	.01	1.23	1.24	(.05)	(.05)	—[e,i]	$21.54	6.10 *	$182,455	.48*	.04*	26*

12/31/10	17.08	.02	3.31	3.33	(.06)	(.06)	—	20.35	19.56	192,569	1.00	.13	86

12/31/09	12.98	.05	4.10	4.15	(.05)	(.05)	—	17.08	32.14	77,225	1.06 [f]	.37[f]	64

12/31/08	21.19	.04	(8.25)[g,h]	(8.21)	—	—	—	12.98	(38.75) [h]	59,123	1.01 [f]	.21[f]	79

12/31/07	20.04	—[e]	1.15	1.15	—	—	—	21.19	5.74	123,258	.97[f]	(.01)[f]	139

12/31/06	18.46	(.02)	1.60	1.58	—	—	—	20.04	8.56	145,998	.96[f]	(.09)[f]	84

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Knight Securities, L.P. which amounted to $0.02 per share.

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.10 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.46% for the year ended December 31, 2008.

i Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Multi-Cap Growth Fund

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Multi-Cap Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Putnam VT Multi-Cap Growth Fund	11

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of futures contracts was minimal.

E) Options contracts The fund uses options contracts to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 500,000 on purchased options contracts for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $7,000,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,500,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $418,393 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $133,263 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $76,108,839. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $76,977,206.

J) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute

12	Putnam VT Multi-Cap Growth Fund

an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $391,563,604 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$74,066,552	12/31/11

17,644,370	12/31/14

91,972,309	12/31/15

156,009,679	12/31/16

51,870,694	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $696,179,101, resulting in gross unrealized appreciation and depreciation of $173,150,995 and $17,454,741, respectively, or net unrealized appreciation of $155,696,254.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

O) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 28.5% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $45,439 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $452, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $209,228,777 and $261,669,755, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Putnam VT Multi-Cap Growth Fund	13

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	—	$—

Options opened	1,281,560	283,205

Options exercised	—	—

Options expired	—	—

Options closed	(1,087,588)	(192,038)

Written options outstanding at
end of the reporting period	193,972	$91,167

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	58,941	$1,278,502	120,312	$2,162,590	130,219	$2,789,300	96,476	$1,771,847

Shares issued in connection with
reinvestment of distributions	102,808	2,245,328	153,932	2,803,102	21,189	455,993	14,962	268,726

Shares issued in connection with the
merger of Putnam VT Vista Fund	—	—	4,781,934	87,156,478	—	—	6,303,756	113,207,254

	161,749	3,523,830	5,056,178	92,122,170	151,408	3,245,293	6,415,194	115,247,827

Shares repurchased	(2,132,942)	(46,065,092)	(4,552,927)	(81,672,950)	(1,142,173)	(24,292,793)	(1,475,245)	(26,758,814)

Net increase (decrease)	(1,971,193)	$(42,541,262)	503,251	$10,449,220	(990,765)	$(21,047,500)	4,939,949	$88,489,013

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$—	Payables	$133,263

Equity contracts	Investments, Receivables	732,710	Payables	96,714

Total		$732,710		$229,977

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments				Forward currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(562,519)	$—	$(562,519)

Equity contracts	372,661	329,500	(76,213)	—	(7,552)	618,396

Total	$372,661	$329,500	$(76,213)	$(562,519)	$(7,552)	$55,877

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments				Forward currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$—	$(25,961)	$—	$(25,961)

Equity contracts	(332,356)	(428,361)	9,473	—	147,737	(603,507)

Total	$(332,356)	$(428,361)	$9,473	$(25,961)	$147,737	$(629,468)

14	Putnam VT Multi-Cap Growth Fund

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,280 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $68,801,824 and $81,418,090, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,853 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Acquisition of Putnam VT Vista Fund

On September 27, 2010, the fund issued 4,781,934 and 6,303,756 class IA and class IB shares, respectively, for 6,389,993 and 8,492,719 class IA and class IB shares of Putnam VT Vista Fund to acquire that fund’s net assets in a tax-free exchange. Putnam Management recommended, and the Board of Trustees approved, the merger transaction because it believed that it was in the best interests of shareholders of Putnam VT Vista Fund to be invested in a fund with more flexibility to invest in attractive companies regardless of capitalization size. Putnam Management believed that this flexibility would increase the likelihood of delivering strong investment performance over the long-term. In addition, after the merger, Putnam VT Vista Fund shareholders would be invested in a larger fund with a lower expense ratio. The investment portfolio of Putnam VT Vista Fund, with a fair value of $167,578,049 and an identified cost of $149,882,160 at September 24, 2010, was the principal asset acquired by the fund. The net assets of the fund and Putnam VT Vista Fund on September 24, 2010 were $535,488,399 and $200,363,732, respectively. On September 24, 2010, Putnam VT Vista Fund had distributions in excess of net investment income of $327,037, accumulated net realized loss of $240,983,317 and unrealized appreciation of $18,437,672. The aggregate net assets of the fund immediately following the acquisition were $735,852,131.

Assuming the acquisition had been completed on January 1, 2010, the fund’s pro forma results of operations for the reporting period ended December 31, 2010 were as follows:

Net investment income	$1,945,812
Net gain on investments	151,799,134
Net increase in net assets resulting from operations	153,744,946

Information presented in the Statement of changes in net assets for the period ended December 31, 2010 reflect only the operations of Putnam VT Multi-Cap Growth Fund.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Multi-Cap Growth Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd

16	Putnam VT Multi-Cap Growth Fund

quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	3rd	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 102, 87 and 78 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2007, resulting from the fund’s overweight exposure to the financials sector, which began to experience extreme distress in the summer of 2007, and to its weak performance in 2009, when its defensive positioning during a market rally hurt its relative performance. The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular portfolio manager changes in November 2008 and April 2010. The Trustees noted that the new portfolio manager had not yet managed the fund for a sufficiently long period of time to allow for definitive conclusions about the new portfolio manager’s performance, but that there had been an improvement in the fund’s relative performance under the new portfolio manager. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests

Putnam VT Multi-Cap Growth Fund	17

full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18	Putnam VT Multi-Cap Growth Fund

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Putnam VT Multi-Cap Growth Fund	19

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20	Putnam VT Multi-Cap Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Multi-Cap Growth Fund	21

This report has been prepared for the shareholders		H518
of Putnam VT Multi-Cap Growth Fund.	268664	8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011